RNC GENTER DIVIDEND INCOME FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED MARCH 4, 2009
To The Prospectus Dated January 5, 2009 as Amended on January 21, 2009

Effective March 4, 2009, the minimum investment for all RNC Genter Dividend Income Fund accounts is $2,500 and the minimum subsequent investment is $500.

The following replaces the section titled “Buying Fund Shares” on page 10 of the Prospectus:

Buying Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$500
Gift Account For Minors	$2,500	$500

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents authorized by the Fund to receive purchase orders.  The Fund’s minimum initial investment and minimum subsequent additional investments are shown in the preceding table.  The minimum initial investment to open any account in the Fund is $2,500.  However, the initial investment may be made in an amount greater than the minimum amount and the minimum investment may be waived from time to time by the Fund.  Minimum investment amounts are waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

Please file this Prospectus Supplement with your records.